Exhibit 10.1

AMENDMENT NO. 3 dated as of February 12, 2013 (this “Amendment”), to the Senior Secured Super Priority Priming Debtor in Possession Credit Agreement dated as of August 29, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among ATP Oil & Gas Corporation, as debtor and debtor-in-possession (the “Borrower”), the Lenders from time to time party thereto and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower;

WHEREAS, the Borrower has informed the Lenders that certain Events of Default as described on Schedule 1 attached hereto are currently existing (collectively, the “Specified Defaults”) and has requested that the Lenders agree to waive such Specified Defaults and amend certain provisions of the Credit Agreement related thereto and amend certain other provisions of the Credit Agreement as set forth herein;

WHEREAS, the undersigned Lenders are willing to agree to such waiver and to so amend the Credit Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Waiver. Subject to the satisfaction of the conditions set forth below, the undersigned Lenders hereby permanently waive, as of the Third Amendment Closing Date (as defined below), the Specified Defaults.

SECTION 2. Amendments to Credit Agreement.

(a) The following recitals are hereby added to the Recitals of the Credit Agreement after the sixth recital contained therein:

“The Lenders’ Commitments in respect of the Final DIP Budget First Tranche Amount terminated on January 3, 2013 as a result of the Borrower’s failure to achieve commercial operation of the MC 942 S-Sand well by January 2, 2013.

In lieu of the Final DIP Budget First Tranche Amount, and notwithstanding the definition of “Final DIP Budget Availability Date” and Sections 2.01(a)(iii) and (v), the Lenders agreed to advance to the Borrower on January 11, 2013 the Final DIP Budget Second Tranche Amount and the Additional NM Loans First Tranche Amount and on January 23, 2013 the Additional NM Loans Second Tranche Amount, subject to certain terms and conditions.

The Borrower has requested that the Lenders provide additional financing to the Borrower consisting of one or more term loans, advanced to the Borrower pursuant to Sections 364(c) and (d) of the Bankruptcy Code, in an aggregate principal amount of up to $117,000,000 (the “Third Amendment NM Loan Facility”), in order to, subject to the Budgets, pay the fees, costs and expenses incurred by the Borrower in the administration of the Bankruptcy Case, provide working capital for the Borrower and fund certain Capital Expenditures.”

(b) The following defined terms are hereby added to Section 1.01 of the Credit Agreement in the proper alphabetical order:

“ “BOEM Settlement Documents” means (a) the Settlement Agreement, effective November 30, 2012, by and between the Borrower, the BOEM and the Bureau of Safety and Environmental Enforcement, (b) the several Decommissioning Trust Agreements, each dated effective as of November 15, 2012, by and among JPMorgan Chase Bank, N.A., the Borrower and the BOEM and (c) the Decommissioning Trust Agreement, dated effective as of February 1, 2013, by and among JPMorgan Chase Bank, N.A., the Borrower and the BOEM.

“Commingling Permit” means that so-called “commingling permit” relating to the MC 942 A3 B Sand and the MC 942 A3 C Sand wells.

“Deferral Arrangements” has the meaning set forth in Section 8.23.

“Gomez Analysis” means an analysis of a potential shut in of the Gomez Project wells, including cash flow, capital expenditures, plugging and abandonment liabilities and such other items as may be requested by the Administrative Agent or the Required Lenders.

“Lenders’ Consultant” means a consulting project engineering firm hired on behalf of the Lenders, the identity and role of such firm to be determined in consultation with the CRO.

“Replacement Financing Facility” has the meaning set forth in Section 8.23.

“Third Amendment” means that certain Amendment No. 3 to the Agreement, dated as of the Third Amendment Closing Date.

“Third Amendment Closing Date” means February 12, 2013.

“Third Amendment Final Order” means the final order entered by the Bankruptcy Court approving the Third Amendment on a final basis, which order shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders.

2

“Third Amendment NM Loan Facility” has the meaning set forth in the recitals hereto.

“Third Amendment NM Loan Lenders” means any Lender who (a) on or before noon (New York time) on February 12, 2013 (or such later time as determined in the Administrative Agent’s sole discretion) pursuant to the Third Amendment provides a Commitment for Third Amendment NM Loans or (b) purchases from any other Lender a Commitment to make Third Amendment NM Loans committed to under the Third Amendment.

“Third Amendment NM Loans” has the meaning set forth in Section 2.01(a)(vi).

“Third Amendment NM Loans Fifth Tranche Amount” has the meaning set forth in Section 2.01(a)(vi).

“Third Amendment NM Loans First Tranche Amount” has the meaning set forth in Section 2.01(a)(vi).

“Third Amendment NM Loans Fourth Tranche Amount” has the meaning set forth in Section 2.01(a)(vi).

“Third Amendment NM Loans Second Tranche Amount” has the meaning set forth in Section 2.01(a)(vi).

“Third Amendment NM Loans Third Tranche Amount” has the meaning set forth in Section 2.01(a)(vi).

“Third Amendment NM Loans Tranche Amount” means the Third Amendment NM Loans First Tranche Amount, the Third Amendment NM Loans Second Tranche Amount, the Third Amendment NM Loans Third Tranche Amount, the Third Amendment NM Loans Fourth Tranche Amount, and the Third Amendment NM Loans Fifth Tranche Amount.”

(c) The definition of “Additional Interest” set forth in Section 1.01 of the Credit Agreement is hereby amended such that the definition as a whole reads:

“ “Additional Interest” means, for any day, with respect to (a) all Loans, interest on such Loans at a rate of 0.50% per annum and (b) all Loans of Qualified Lenders, Third Amendment NM Loan Lenders and assignees thereof, interest on all Loans of such Lenders (as such Loans may be assigned) at a rate of 2.00% per annum.”

3

(d) The definition of “Permitted Investment” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting clause (m) contained therein and replacing such clause (m) in its entirety as follows:

“(m) Investments in Foreign Subsidiaries for general and administrative expenses to the extent (i) such Investments are set forth in the DIP Budget and (ii) the CRO has provided evidence reasonably satisfactory to the Required Lenders that such Investments materially improve the value and potential recovery associated with such Foreign Subsidiaries; provided, however, no such Investments shall be made with respect to any Foreign Subsidiary from and after the date such Foreign Subsidiary files or petitions for, or has any action commenced against it with respect to, insolvency protection or other similar proceeding provided for under applicable law; and”

(e) The definition of “Reserve Report” set forth in Section 1.01 of the Credit Agreement is hereby amended such that the definition as a whole reads:

“ “Reserve Report” means a report of the Approved Petroleum Engineers, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, setting forth, as of each December 31st or June 30th, the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower, together with a projection of the rate of production and the future net income, taxes, operating expenses and Capital Expenditures with respect thereto as of such date. Until superseded, the 10/1/12 rollforward of the 12/31/11 Reserve Report delivered by the Borrower to the Agents and the Lenders prior to the Closing Date will be considered the Reserve Report. The Borrower shall not be required to file any Reserve Report with the SEC, or comply with the rules promulgated by the SEC or GAAP in preparing any Reserve Report.”

(f) Section 2.01(a) of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (iv) contained therein, (ii) deleting the period at the end of clause (v) contained therein and substituting in lieu thereof the text “; and” and (iii) adding the following new clause (vi) after such clause (v):

“(vi) (v) on the Third Amendment Closing Date in an amount equal to $11,800,000 of the Third Amendment NM Loan Facility (the “Third Amendment NM Loans First Tranche Amount”), (w) commencing with the date the Third Amendment Final Order is entered, in an amount equal to $41,800,000 of the Third Amendment NM Loan Facility (the “Third Amendment NM Loans Second Tranche Amount”), (x) commencing March 1, 2013, in an amount equal to $32,900,000 of the Third Amendment NM Loan Facility (the “Third Amendment NM Loans Third Tranche Amount”), (y) commencing April 1, 2013, in an amount equal to $20,600,000 of the Third Amendment NM Loan Facility (the “Third Amendment NM Loans Fourth Tranche Amount”), and (z) commencing May 1, 2013, in an amount equal to the remaining $9,900,000 of the Third Amendment NM Loan Facility (the “Third Amendment NM Loans Fifth Tranche Amount”) (such NM Loans referenced in clauses (v) through (z) above being referred to herein as the “Third Amendment NM Loans”); provided, however, that the Administrative Agent and the Required Lenders shall have received a

4

certificate from the CRO certifying that (A) the Borrower has determined that the making of such advances will preserve or enhance the value of its business, (B) in his reasonable judgment, the Borrower has the ability to repay in full in cash such advances (including, without limitation, through a sale or refinancing in connection with a Plan of Reorganization), and (C) the Borrower is performing in accordance with its business plan. The proceeds of such Third Amendment NM Loans shall be used solely to fund expenses set forth in the DIP Budget and/or the Clipper Project Budget. Notwithstanding anything in this clause (vi) to the contrary, (I) if the Borrower obtains a Replacement Financing Facility and the Third Amendment NM Loan Facility is not fully drawn at such time, the aggregate undrawn amount of the Third Amendment NM Loan Facility automatically shall be reduced by 10/8.5 of the amount of net cash proceeds of such Replacement Financing Facility and (II) if the Borrower enters into Deferral Arrangements the result of which is to defer payments set forth in the Budgets (such payments having not yet been made) for a duration of at least three months and the Third Amendment NM Loan Facility is not fully drawn at such time, the aggregate undrawn amount of the Third Amendment NM Loan Facility automatically shall be reduced by 10/8.5 of the amount of such deferred cash payments. Any such reduction of the Third Amendment NM Loan Facility shall be applied first to the Third Amendment NM Loans Fifth Tranche Amount, second to the Third Amendment NM Loans Fourth Tranche Amount, third to the Third Amendment NM Loans Third Tranche Amount and fourth to the Third Amendment NM Loans Second Tranche Amount.”

(g) Section 2.03(d) of the Credit Agreement is hereby amended such that the provision as a whole reads:

“(d) Requests for Withdrawals. The Borrower may deliver to the Administrative Agent a Withdrawal Notice no later than 12:00 noon (New York time) on Wednesday of each week or at such other time as may be agreed to by the Administrative Agent in its reasonable discretion. Upon the receipt of a Withdrawal Notice, the Administrative Agent shall transfer Loans in an aggregate principal amount equal to the amount specified in such Withdrawal Notice to the account of the Borrower specified in such Withdrawal Notice to fund expenses of the following week in accordance with the DIP Budget and to fund expenditures included in the Clipper Project Budget for the following week; provided that: (w) with respect to any withdrawal of proceeds of Third Amendment NM Loans, such withdrawal may only be made to the extent that (i) the amount of Unrestricted Cash on Hand as of such date does not exceed the amount of Liquidity required under Section 8.19(b)(ii) and (ii) no funds are then available to the Borrower under a Replacement Financing Facility, (x) after giving effect to each withdrawal, the aggregate Cash Collateral held by the Borrower will not exceed the amount necessary to fund all applicable expenditures for the following week, (y) immediately prior to making such withdrawal, no Event of Default shall have occurred and be continuing at such time or would result from such withdrawal

5

and (z) funds withdrawn shall be used solely to pay expenses in accordance with the DIP Budget and the Clipper Project Budget within permitted variances. Each Withdrawal Notice shall contain a certification by the Borrower that the withdrawal request pursuant thereto complies, and the application of the funds so withdrawn will comply, with the terms of this Agreement in all respects, and the Administrative Agent shall be entitled to conclusively rely on such certification, absent manifest error.”

(h) Section 2.06(a) of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (vi) contained therein, (ii) deleting the period at the end of clause (vii) contained therein and substituting in lieu thereof a semi-colon, and (iii) adding the following new clauses (viii) and (ix):

“(viii) the Third Amendment NM Loans First Tranche Amount shall automatically terminate upon the making of the Third Amendment NM Loans in an amount equal to the Third Amendment NM Loans First Tranche Amount on the Third Amendment Closing Date; and

(ix) each Third Amendment NM Loans Tranche Amount (other than the Third Amendment NM Loans First Tranche Amount) shall automatically terminate upon the earlier of (A) May 31, 2013 or (B) the making of the Third Amendment NM Loans in an amount equal to the applicable Third Amendment NM Loans Tranche Amount.”

(i) Section 3.04(a) of the Credit Agreement is hereby amended such that the provision as a whole reads:

“(a) Optional Prepayments. Subject to prior written notice in accordance with Section 3.04(b), the Borrower shall have the right at any time and from time to time to prepay the Loans in whole or in part, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof or if less than $5,000,000, the remaining balance of such Loans; provided, however, that (i) all Third Amendment NM Loans shall be paid in full and all Commitments shall be terminated before any other NM Loans are prepaid and (ii) all other NM Loans shall be paid in full before any Refinancing Loans or other Indebtedness is prepaid.”

(j) Section 3.04(c)(ii) of the Credit Agreement is hereby amended by (i) deleting the amount “$30,000,000” contained therein and substituting in lieu thereof the amount “$15,000,000” and (ii) deleting the last sentence thereof in its entirety.

(k) Section 3.04(c)(iii) of the Credit Agreement is hereby amended such that the provision as a whole reads:

“(iii) Notwithstanding the foregoing, any Lender may elect, by written notice to the Administrative Agent at the time and in the manner specified by the Administrative Agent (but in no event later than 5:00 p.m., New York City time, two Business Days prior to the date of prepayment), to decline all (but not less

6

than all) of any prepayment of its Loans pursuant to paragraph (c)(i) or (ii) above or paragraph (c)(vi) below. Such declined amounts shall be applied in accordance with paragraph (c)(iv) to the relevant Loans of the Lenders that do not make such election.”

(l) Section 3.04(c)(iv) of the Credit Agreement is hereby amended such that the provision as a whole reads:

“(iv) Each prepayment of Loans, the Prepetition Hedge Obligations (to the extent required under the MBL Agreement) and/or reduction of Commitments made under paragraph (c)(i) or (c)(vi) shall be applied first, to permanently reduce the undrawn Commitments in respect of the Third Amendment NM Loan Facility, second, to the prepayment of the Third Amendment NM Loans, third, to the prepayment of all other NM Loans, and fourth, on a pro rata basis, to the prepayment of the Refinancing Loans and the Prepetition Hedge Obligations. Each prepayment of Loans or Prepetition Hedge Obligations made under paragraph (c)(ii) shall be applied first, to the prepayment of all outstanding Third Amendment NM Loans, second, to permanently reduce the undrawn Commitments in respect of the Third Amendment NM Loan Facility, third, to the prepayment of all other NM Loans, and fourth, on a pro rata basis, to the prepayment of the Refinancing Loans and the Prepetition Hedge Obligations (to the extent required under the MBL Agreement).”

(m) Section 3.04(c) of the Credit Agreement is hereby further amended by adding the following new clauses (vi) and (vii) at the end thereof:

“(vi) If the Borrower enters into a Replacement Financing Facility or Deferral Arrangements for a duration of at least three months, the Borrower shall (A) with respect to a Replacement Financing Facility, on the date such proceeds become available to the Borrower, and (B) with respect to Deferral Arrangements, on the date the applicable deferred payment would have been due, apply the proceeds of such Replacement Financing Facility or the amount of such deferred payment to prepay the Third Amendment NM Loans in an amount equal to the net cash proceeds of such Replacement Financing Facility or the amount of such deferred payment minus the amount, if any, by which the Third Amendment NM Loan Facility was reduced as a result of the Borrower’s entering into such Replacement Financing Facility or Deferral Arrangements pursuant to Section 2.01(a)(vi). The amount of Third Amendment NM Loans deemed to be prepaid by such prepayment shall equal, if the Deferral Arrangements or Replacement Financing Facility are entered into within (x) sixty days from the Third Amendment Closing Date, the amount of such prepayment multiplied by 10/8.5 and (y) more than sixty days from the Third Amendment Closing Date, the amount of such prepayment.

(vii) If the Third Amendment NM Loans are prepaid with proceeds of an Asset Disposition within sixty days from the Third Amendment Closing Date, the amount of Third Amendment NM Loans deemed to be prepaid by such

7

prepayment shall equal the amount of such prepayment multiplied by 10/8.5. Additionally, if the Borrower makes an Asset Disposition the Net Available Cash from which is used to prepay the aggregate outstanding amount of the Indebtedness in full (after giving effect to the adjustment in the original issue discount amount for the amount repaid as further described below) (A) within 120 days from the Third Amendment Closing Date, the amount of Third Amendment NM Loans deemed to be prepaid by such prepayment shall equal the amount of such prepayment multiplied by 9/8.5 and (B) if more than 120 days from the Third Amendment Closing Date, the amount of such prepayment.”

(n) Section 3.05(c) of the Credit Agreement is hereby amended such that the provision as a whole reads:

“(c) OID. Each of the Borrower and each Lender agrees that on the Borrowing date of each Loan other than the Refinancing Loans and the Third Amendment NM Loans, the Borrower shall receive proceeds of such Loans based on a purchase price of 98.00% of the principal amount thereof. Each of the Borrower and each Lender agrees that on the Borrowing date of each Third Amendment NM Loan, the Borrower shall receive proceeds of such Loans based on a purchase price of 85.00% of the principal amount thereof (it being understood that if the Third Amendment Final Order is not entered, the Third Amendment NM Loan First Tranche Amount shall be deemed to have been issued at a purchase price of 98.00% of the principal amount thereof). For the avoidance of doubt, on each such Borrowing date each Lender shall advance to the Borrower an amount equal to 98.00% or 85.00%, as the case may be, of its ratable share of the applicable Loans, other than the Refinancing Loans, requested by the Borrower as of such date in exchange for the Borrower’s obligations to repay in full the face amount of such Loans (subject to Sections 3.04(c)(vi) and (vii)), plus interest accrued thereon in accordance with the terms hereof.”

(o) Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the text “and” at the end of clause (c) contained therein, (ii) deleting the period at the end of clause (d) contained therein and substituting in lieu thereof the text “; and”, and (iii) adding the following new clause (e):

“(e) as of any Borrowing date with respect to any Third Amendment NM Loans Tranche Amount (other than the Third Amendment NM Loans First Tranche Amount), the Third Amendment Final Order shall be in full force and effect and shall not have been reversed, modified or amended in any respect and the Borrower shall be in compliance in all respects with the Third Amendment Final Order. If the Third Amendment Final Order is the subject of a pending appeal in any respect, none of the Third Amendment Final Order, the making of the Loans or the performance by any Credit Party of any of its obligations under any of the Loan Documents shall be the subject of a presently effective stay pending appeal.”

8

(p) Section 6.02 of the Credit Agreement is hereby further amended by adding the following paragraph after the new clause (e):

“Notwithstanding the foregoing, if the Lenders’ Consultant reasonably determines that the projected timeline to complete the Clipper Project and other operational projects set forth in the DIP Budget will (A) take at least an additional two weeks or longer and/or (B) cost more (subject to agreed variances), in either case than the Borrower had projected in the approved DIP Budget or Clipper Project Budget, the Administrative Agent shall promptly notify the CRO of such determination. If the CRO disputes such determination, he shall so notify the Administrative Agent within three Business Days after the CRO’s receipt of notice of the Lenders’ Consultant’s determination, which notice shall be accompanied by (x) reasonable detail as to the basis for the CRO’s disagreement with such determination and (y) a certification from the CRO that the projected timeline to complete such projects will not take more than an additional two weeks and will not cost more (subject to agreed variances), in each case than the Borrower had projected in the approved applicable Budget. If the CRO fails to timely deliver such notice and certification and either (1) the Borrower fails to present a plan to the Required Lenders to remedy such loss or increased costs within five Business Days of receipt by the CRO of notice from the Administrative Agent of the Lenders’ Consultant’s determination or (2) the Borrower presents a plan in such five Business Day period, but the Required Lenders do not approve such plan (as such plan may be modified by agreement among the Borrower and the Required Lenders) within the following five Business Days, no further advances of Loans shall be available to the Borrower unless approved by the Required Lenders in their sole discretion.”

(q) Section 7.21 of the Credit Agreement is hereby amended by adding the following new clause (f) after clause (e) contained therein:

“(f) The Third Amendment NM Loans shall be used solely in accordance with the DIP Budget and/or to fund Capital Expenditures set forth in the Clipper Project Budget, in each case inclusive of the variances permitted hereunder.”

(r) Section 8.01(b) of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 8.01(b):

“(b) The Borrower will deliver to the Administrative Agent and the Lenders, (i) within 95 days after the end of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the Borrower and its consolidated subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, and (x) to the extent requested by the Required Lenders on or prior to the end of such fiscal year (or, if requested by the Required Lenders at a later date, within 95 days after the date of such

9

request or such other reasonable later date as may be agreed by the Required Lenders and the Borrower), such financial statements shall be audited and shall be certified by its independent certified public accountants (which must be one of the “big 4” accounting firms) as fairly presenting the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP except such financial statements will not be required to have adjustments required under GAAP related to periodic fair market value adjustments (including assessments of impairment) and deferred tax adjustments; provided, however, prior to such accountants commencing their examination, the scope of such audit and resulting audit report shall be agreed upon by the Required Lenders, the Borrower, and such accountants and (y) if the Required Lenders do not make such request referenced in clause (x) above on or prior to the end of such fiscal year, such financial statements shall be certified by one of the Borrower’s Financial Officers as fairly presenting the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP except such financial statements will not be required to have adjustments required under GAAP related to periodic fair market value adjustments (including assessments of impairment) and deferred tax adjustments, and (ii) within 50 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the Borrower and its consolidated subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, and comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP except such financial statements will not be required to have adjustments required under GAAP related to periodic fair market value adjustments (including assessments of impairment) and deferred tax adjustments, financial statement notes and are subject to normal year-end audit adjustments.”

(s) Section 8.01(c) of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 8.01(c):

“(c) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, to the extent requested by the Required Lenders on or prior to the end of the applicable fiscal year (or, if requested by the Required Lenders at a later date, within 95 days after the date of such request or such other reasonable later date as may be agreed by the Required Lenders and the Borrower), the annual financial statements delivered pursuant to paragraph (b) above shall be accompanied by a written report of the Borrower’s independent certified public accountants (who shall be a firm of established national reputation) stating (A) that their audit examination has included a review of the terms of this Agreement and the Indebtedness hereunder as they relate to accounting matters, and (B) whether, in connection with their audit examination,

10

any Default has come to their attention and if such a Default has come to their attention, specifying the nature and period of existence thereof; provided, however, that, without any restriction as to the scope of the audit examination, such independent certified public accountants shall not be liable by reason of any failure to obtain knowledge of any such Default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards.”

(t) Section 8.04 of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 8.04:

“SECTION 8.04 Payment of Taxes, Claims and Other Obligations. The Borrower shall, subject to applicable order of the Bankruptcy Court, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, and in accordance with the DIP Budget: (i) all material Taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed on or after the Petition Date upon it, any other Credit Party or any of its Restricted Subsidiaries or properties of it, any other Credit Party or any of its Restricted Subsidiaries, (ii) all material lawful claims arising on or after the Petition Date for labor, materials and supplies that, if unpaid, might by law become a Lien upon the property of the Borrower, any Credit Party or any of the Restricted Subsidiaries, (iii) all obligations under the Borrower’s Production Payments and Reserve Sales in accordance with their respective terms as in effect on the Petition Date and subject to (A) any order of the Bankruptcy Court with respect thereto and (B) any modification of such terms as contemplated by Section 8.24 and (iv) all payments required to be made to the BOEM pursuant to the BOEM Settlement Documents; provided, however, that the Borrower shall not be required to pay or discharge or cause to be paid or discharged any such Tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings properly instituted and diligently conducted for which adequate reserves, to the extent required under GAAP, have been taken.”

(u) Section 8.18 of the Credit Agreement is hereby amended by deleting the provision in its entirety and replacing it with the following revised Section 8.18:

“SECTION 8.18 Commodity Agreements. The Borrower shall have entered into, on or before October 26, 2012, with respect to swaps, and on or before December 10, 2012 (or such later date as the Required Lenders reasonably determine offers more beneficial pricing to the Borrower, so long as the Borrower enters into such arrangements on such date), with respect to puts, Commodity Agreements reasonably satisfactory to the Administrative Agent and the Required Lenders covering at least 50% of the oil and gas that is attributable to the Borrower’s net revenue interest share of production projected to be produced for a period of between 6 and 12 months from the Closing Date, so long as the establishment costs relating to such commodity hedging arrangements shall at no time exceed in the aggregate $3,000,000. Such commodity hedging transactions

11

may include collars for volumes attributable to 50% of the Borrower’s interest in production, net of volumes attributable to lessors’ royalties, Production Payments and Reserve Sales; and puts for volumes attributable to 50% of the Borrower’s net revenue interest in production.”

(v) Section 8.19(b) of the Credit Agreement is hereby amended by deleting clause (ii) in its entirety and replacing it with the following revised clause (ii):

“(ii) at all times from and after the entry of the Final Order, the Credit Parties have Liquidity of no less than $15,000,000; provided that Liquidity shall include the accounts receivable associated with the initial revenue payments made during the period from February 15, 2013 through March 31, 2013 from the “first party purchasers” associated with the initial period of production from the Clipper Project;”

(w) Article VIII of the Credit Agreement is hereby amended by adding the following new Sections 8.22 through 8.27 immediately after Section 8.21 contained therein:

“SECTION 8.22 Milestones. The Borrower shall comply with each of the milestones set forth on Schedule 8.22.

SECTION 8.23 Replacement Financing Facility; Deferral Arrangements. The Borrower shall use commercially reasonable efforts to (a) obtain additional liquidity by (i) obtaining a replacement financing facility with third parties (a “Replacement Financing Facility”), which may be junior in priority to the Indebtedness, or, subject to prior written consent of the Required Lenders in their sole discretion, on a pari passu basis with the Indebtedness and/or (ii) deferring payments due to third parties (“Deferral Arrangements”), in either case in form and substance reasonably satisfactory to the Required Lenders (including in the event such Replacement Financing Facility is made on a pari passu basis with the Indebtedness, agreement as to intercreditor arrangements satisfactory to the Required Lenders), and (b) enter into written arrangements with such third parties regarding the same.

SECTION 8.24 Production Payments and Reserve Sales Obligations. The Borrower shall use commercially reasonable efforts to negotiate a consensual restructuring of its obligations for Production Payments and Reserve Sales or similar obligations on terms reasonably satisfactory to the Required Lenders.

SECTION 8.25 Distributions from Subsidiaries. The Borrower shall cause its Subsidiaries to upstream all of their revenues to the Borrower; provided that such Subsidiaries may retain that portion of revenues necessary to fund their operations and any portion of revenues necessary to comply with applicable law or the terms of any applicable agreement binding on such Subsidiaries.

SECTION 8.26 Gomez Analysis. If the Borrower determines in good faith, in consultation with the Required Lenders, that the Gomez Analysis shows that the shut in of the Gomez Project wells would be beneficial to the Borrower

12

and its creditors, taking into account both short and long term costs and benefits, it shall use good faith efforts to negotiate with the holders of obligations for Production Payments and Reserve Sales or similar obligations burdening the Gomez Project wells, consensual arrangements that materially positively impact the Gomez Analysis.

SECTION 8.27 Lenders’ Consultant. The Borrower agrees to (a) pay all reasonable fees and out-of-pocket expenses of the Lenders’ Consultant in accordance with Section 12.03, (b) cooperate, in all respects, with the Lenders’ Consultant, (c) provide full access to the Lenders’ Consultant and (d) provide all information the Lenders’ Consultant may request in a timely manner.”

(x) Section 9.02 of the Credit Agreement is hereby amended by adding the following new clause (l) immediately after clause (k) contained therein:

“(l) Subject to the Borrower’s compliance with Section 3.04(c)(vi) and Section 8.23, Debt incurred under a Replacement Financing Facility or arising as a result of the entering into of Deferral Arrangements.”

(y) Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.18 immediately after Section 9.17 contained therein:

“SECTION 9.18 Board Expenses. Commencing as of the 2013 calendar year, the compensation for services and/or attendance at meetings for members of the Board of Directors of the Borrower shall not exceed $75,000 in the aggregate per calendar year.”

(z) Section 10.01(d) of the Credit Agreement is hereby amended by adding after the text “8.20,” the following: “8.22, 8.23, 8.24, 8.25, 8.26, 8.27”.

(aa) Section 11.09 is hereby amended by deleting the second sentence in the last paragraph thereof and replacing it with the following sentence:

“The Lenders further agree that, in connection with any such credit bid and purchase, the indebtedness hereunder and under any other Loan Document, together with the Prepetition Hedge Obligations (collectively, the “Secured Obligations”), owed to the Lenders shall be entitled to be, and shall be, credit bid on a ratable basis (as adjusted herein) and the Lenders whose Secured Obligations are credit bid shall be entitled to receive interests (ratably based upon the proportion (as adjusted herein) of their Secured Obligations credit bid in relation to the aggregate amount of Secured Obligations so credit bid) in the asset or assets so purchased (or in the equity interests of the acquisition vehicle or vehicles that are used to consummate such purchase); provided that the ratable allocation of interests of the Third Amendment NM Loan Lenders shall be calculated as if the Third Amendment NM Loans had been issued at a purchase price of 70.00% of the principal amount thereof.”

13

(bb) Section 12.02 of the Credit Agreement is hereby amended by adding the following new clause (c) immediately after clause (b) contained therein:

“(c) In addition to the foregoing, no waiver, amendment or modification to this Agreement, any Security Instrument or any provision hereof or thereof that adversely affects, in a manner disproportionate to the other Lenders, the Lenders holding Third Amendment NM Loans may be entered into without the written consent of Lenders holding 66 2/3% of such Loans.”

(cc) Annex I of the Credit Agreement is hereby amended by deleting the current annex and replacing it with the revised Annex I attached to this Amendment.

(dd) Schedule 8.19 of the Credit Agreement is hereby amended by deleting the current schedule and replacing it with the revised Schedule 8.19 attached to this Amendment.

(ee) The Credit Agreement is hereby further amended by adding Schedule 8.22 attached to this Amendment as Schedule 8.22 to the Credit Agreement.

SECTION 3. Final Order; Third Amendment Interim Order and Third Amendment Final Order. The Borrower hereby agrees to comply with all applicable requirements of the Final Order, the Third Amendment Interim Order (as defined below) and the Third Amendment Final Order with respect to this Amendment.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to each Lender and to the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties of each Loan Party contained in any Loan Document are true and correct in all material respects on and as of the Third Amendment Closing Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date;

(b) as of the Third Amendment Closing Date, no Default or Event of Default has occurred and is continuing;

(c) this Amendment is (i) in accordance with the DIP Documents (as defined in the Final Order), (ii) beneficial to the Borrower and (iii) not prejudicial in any material respect to the rights of third parties; and

(d) attached hereto as Annex II are true, correct and complete copies of the updated DIP Budget and Clipper Project Budget, which DIP Budget and Clipper Project Budget shall be effective from and after the Third Amendment Closing Date.

14

SECTION 5. Conditions to Effectiveness. This Amendment (other than the amendments set forth in Sections 2(d), 2(j), 2(p), 2(w), 2(z) and 2(ee)) shall become effective on and as of the date on which each of the following conditions precedent is satisfied in full (such date, the “Third Amendment Closing Date”):

(a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Borrower, the Required Lenders and each Lender providing a Commitment to make Third Amendment NM Loans.

(b) The Administrative Agent shall have received agreements from Lenders to provide an aggregate of $117,000,000 of Commitments for Third Amendment NM Loans.

(c) The Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Third Amendment Closing Date, including reimbursement or payment of all expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(d) The Required Lenders shall have received and be satisfied, in their sole and absolute discretion, with the DIP Budget and the Clipper Budget each revised as of the date hereof and such other information as may be reasonably requested by the Administrative Agent or any Lender.

(e) The Administrative Agent (or its counsel) shall have received (i) copies of each Organizational Document of the Borrower, and, to the extent applicable, certified as of a recent date by the appropriate governmental official; (ii) signature and incumbency certificates of the officers of the Borrower executing the Amendment; (iii) resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Third Amendment Closing Date by its chief financial officer as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of the Borrower’s jurisdiction of incorporation, and in each jurisdiction in which it owns real property Collateral, each dated a recent date prior to the Third Amendment Closing Date; and (v) such other documents as the Administrative Agent or any Lender may reasonably request.

(f) The Administrative Agent (or its counsel) shall have received customary opinions of counsel to the Borrower with respect to this Amendment.

(g) The Borrower shall have agreed to (i) the Lenders’ engagement, at the Borrower’s expense, of the Lenders’ Consultant, whose scope of services shall be acceptable to the Required Lenders and who shall analyze the Borrower’s economic model and assess the Borrower’s construction and operational projects, (ii) fill the positions described on Schedule 8.22 that are required to be filled on or before February 22, 2013, and (iii) limit the payment to the members of the Board of Directors of the Borrower of compensation for service and/or attendance at meetings of such Board of Directors by reducing such amount from an aggregate of approximately $290,000 per year to an aggregate amount of less than $75,000 per year commencing as of the 2013 calendar year; it being understood that the Borrower’s execution of this Amendment shall be deemed to be an acknowledgment of such agreements by the Borrower.

15

(h) The Borrower shall have delivered to the Administrative Agent and the Lenders a certificate signed by the CRO that certifies that (i) commercial production from the GC 300 #4ST5 well is anticipated to commence on or before March 3, 2013 and (ii) there has been no indication, nor reason to believe, that the Commingling Permit will not be granted on a timeframe that would permit the commercial production of the MC 942 C Sand well by May 1, 2013.

(i) The Borrower shall have delivered to the Administrative Agent and the Lenders the Gomez Analysis, which shall be in form and detail satisfactory to Required Lenders.

(j) The Bankruptcy Court shall have entered an interim order (the “Third Amendment Interim Order”), in form and substance satisfactory to the Administrative Agent and the Required Lenders, approving this Amendment on an interim basis, approving the borrowing of the Third Amendment NM Loans First Tranche Amount, and authorizing the Borrower to enter into this Amendment, which Third Amendment Interim Order shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed.

(k) Each Lender that shall have delivered an executed signature page to this Amendment, and released such signature page, on or prior to 12:00 p.m. (New York time) on February 12, 2013 (or such later time as determined in the Administrative Agent’s sole discretion) (each such Lender, a “Consenting Lender”), shall have received a non-refundable amendment fee in an amount equal to 0.10% of the aggregate principal amount of such Lender’s Loans outstanding at such time, which fee shall be paid in kind by being capitalized and added to the principal amount of such Loans.

SECTION 6. Effectiveness of Certain Amendments. The amendments set forth in Sections 2(d), 2(j), 2(p), 2(w), 2(z) and 2(ee) shall become effective on and as of the date on which the Third Amendment Final Order is entered so long as the Consenting Lenders shall have received a non-refundable amendment fee in an amount equal to 0.90% of the aggregate principal amount of such Lender’s Loans outstanding as of February 12, 2013, which fee shall be paid in kind by being capitalized and added to the principal amount of such Loans.

SECTION 7. Effect of Amendment. Except as specifically waived or amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. On and after the Third Amendment Closing Date (or the date on which the Third Amendment Final Order is entered, as the case may be), any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE BANKRUPTCY CODE.

SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Amendment.

16

SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank]

17

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ATP OIL & GAS CORPORATION, as debtor and debtor-in-possession,

by	/s/ Albert L. Reese
Name: Albert L. Reese
Title: Chief Financial Officer

(Signature Page to Amendment No. 3)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

By
/s/ Megan Kane
	Name:	Megan Kane
	Title:	Authorized Signatory

by
/s/ Didier Siffer
	Name:	Didier Siffer
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Credit Suisse AG, Cayman Islands Branch,

by
/s/ Megan Kane
		Name:	Megan Kane
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

by
/s/ Didier Siffer
		Name:	Didier Siffer
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Fortress Credit Investments I LTD,

by
/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Director

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Fortress Credit Investments II LTD,

by
/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Director

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Fortress Credit Opportunities I LP,

By: Fortress Credit Opportunities I GP, its General Partner

by
/s/ Glenn P. Cummins
		Name:	Glenn P. Cummins
		Title:	Treasurer

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Artic Global High Income Fund,

by
/s/ Justin Zybrod Jr.
		Name:	Justin Zybrod Jr.
		Title:	Analyst

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	FPA Crescent Fund,

by
/s/ E. Lake Setzler III
		Name:	E. Lake Setzler III
		Title:	Asst. Treasurer

For any Lender requiring a second signature line:

By
/s/ J. Richard Atwood
		Name:	J. Richard Atwood
		Title:	Treasurer

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	FT Opportunistic Distressed Fund, Ltd.,

by
/s/ Alex Guang Yu
		Name:	Alex Guang Yu
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Templeton Income Trust – Templeton Global Total Return Fund,

by
/s/ Alex Guang Yu
		Name:	Alex Guang Yu
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Franklin Templeton Global Multisector Plus (Master) Fund, Ltd.,

by
/s/ Alex Guang Yu
		Name:	Alex Guang Yu
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Franklin Strategic Series-Franklin Strategic Income Fund,

by
/s/ Alex Guang Yu
		Name:	Alex Guang Yu
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Templeton Global Investment Trust – Templeton Global Balanced Fund,

by
/s/ Alex Guang Yu
		Name:	Alex Guang Yu
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Franklin Strategic Income Fund (Canada),

by
/s/ Alex Guang Yu
		Name:	Alex Guang Yu
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income Securities Fund,

by
/s/ Alex Guang Yu
		Name:	Alex Guang Yu
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	40 North Investments LP,

by
/s/ David Winter
		Name:	David Winter
		Title:	Member

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	40 North Investments LP,

by
/s/ David Winter
		Name:	David Winter
		Title:	Member

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	MSD and SLD CHARITABLE TRUSTS INVESTING PARTNERSHIP

by
/s/ Marc R. Lisker
		Name:	Marc R. Lister
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	TINTORETTO INVESTMENTS, LLC,

by
/s/ Marc R. Lisker
		Name:	Marc R. Lisker
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	DOUBLE MAKO INVESTMENTS, LLC,

by
/s/ Marc R. Lisker
		Name:	Marc R. Lisker
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	AUSTIN I LLC,

by
/s/ Marc R. Lisker
		Name:	Marc R. Lisker
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	MSD CREDIT OPPORTUNITY MASTER FUND, L.P.,

by
/s/ Marc R. Lisker
		Name:	Marc R. Lisker
		Title:	Managing Director

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Candlewood Special Situations Master Fund, Ltd.,

by
/s/ David Koenig
		Name:	David Koenig
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	CWD OC 522 Master Fund, Ltd.,

by
/s/ David Koenig
		Name:	David Koenig
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Waterstone Market Neutral Master Fund, Ltd.,

By: Waterstone Capital Management, L.P.

by
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Waterstone MF Fund, Ltd.,

By: Waterstone Capital Management, L.P.

by
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Waterstone Offshore AD Fund, Ltd.,

By: Waterstone Capital Management, L.P.

By
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Waterstone Offshore ER Fund, Ltd.,

By: Waterstone Capital Management, L.P.

by
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Waterstone Market Neutral Mac51, Ltd.,

By: Waterstone Capital Management, L.P.

by
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Waterstone Distressed Opportunities Master Fund, Ltd.,

By: Waterstone Capital Management, L.P.

by
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Nomura Waterstone Market Neutral Fund,

	By:	Waterstone Capital Management, L.P.

by
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Prime Capital Master SPC, GOT WAT MAC Segregated Portfolio,

	By:	Waterstone Capital Management, L.P.

By
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Waterstone Offshore BLR Fund, Ltd.,

	By:	Waterstone Capital Management, L.P.

By
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Waterstone MF BLR Fund, Ltd.,

	By:	Waterstone Capital Management, L.P.

by
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Waterstone Offshore AD BLR Fund, Ltd.,

	By:	Waterstone Capital Management, L.P.

by
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Waterstone Distressed Opportunities BLR Fund, Ltd.,

	By:	Waterstone Capital Management, L.P.

by
/s/ Jeffrey Erb
		Name:	Jeffrey Erb
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Credit Suisse Loan Funding LLC,

by
/s/ Robert Healey
		Name:	Robert Healey
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

By
/s/ Leigh Dworkin
		Name:	Leigh Dworkin
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:

by
/s/ Michael P. Zurrilli
		Name:	Michael P. Zurrilli
		Title:	Partner

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:

by
/s/ Michael P. Zurrilli
		Name:	Michael P. Zurrilli
		Title:	Partner & COO

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	SB 4 CF LLC By: Chicago Fundamental Investment Partners, LLC, its Investment Manager

by
/s/ Levoyd E Robinson
		Name:	Levoyd E. Robinson
		Title:	Managing Principal

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	CFIP Ultra Master Fund, Ltd. By: Chicago Fundamental Investment Partners, LLC, its Investment Manager

by
/s/ Levoyd E Robinson
		Name:	Levoyd E. Robinson
		Title:	Managing Principal

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	CHGO Loan Funding Ltd. By: Chicago Fundamental Investment Partners, LLC, its Investment Manager

by
/s/ Levoyd E Robinson
		Name:	Levoyd E. Robinson
		Title:	Managing Principal

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Freestone Trading LLC,

	By:	SunTrust Bank, its Manager

by
/s/ Douglas Weltz
		Name:	Douglas Weltz
		Title:	Director

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Goldman Sachs Lending Parnters LLC,

by
/s/ Michelle Latzoni
		Name:	Michelle Latzoni
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Royal Bank of Scotland PLC,

By: RBS Securities, its Agent

by
/s/ Dale Stone
		Name:	Dale Stone
		Title:	Managing Director

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Trilogy Capital LLC, As Advisor to Trilogy Portfolio Co. LLC BJC Health System BJC Pension Plan TrustFPA Crescent Fund,

by
/s/ Barry D. Kupferberg
		Name:	Barry D. Kupferberg
		Title:	Director of Research

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	BLT VI LLC,

by
/s/ Robert Healey
		Name:	Robert Healey
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Ellis Lake Master Fund, LP,

by
/s/ Anthony Pasqua
		Name:	Anthony Pasqua
		Title:	Authorized Signatory

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Oppenheimer Senior Floating Rate Fund,

By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

by
/s/ Bill Campbell
		Name:	Bill Campbell
		Title:	AVP

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Oppenheimer Master Loan Fund, LLC,

By: Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

by
/s/ Bill Campbell
		Name:	Bill Campbell
		Title:	AVP

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Oppenheimer Quest for Value Funds for the account of Oppenheimer Global Allocation Fund,

	By:	Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

by
/s/ Bill Campbell
		Name:	Bill Campbell
		Title:	AVP

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Oppenheimer Global Strategic Income Fund,

	By:	Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

by
/s/ Bill Campbell
		Name:	Bill Campbell
		Title:	AVP

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Oppenheimer Global Strategic Income Fund/VA,

	By:	Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

by
/s/ Bill Campbell
		Name:	Bill Campbell
		Title:	AVP

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Onex Debt Opprotunity Fund, Ltd,

	By:	Onex Credit Partners, LLC, its investment manager

By
/s/ Steven Gutman
		Name:	Steven Gutman
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Onex Investment Trust,

	By:	Onex Credit Partners, LLC, its manager

By
/s/ Steven Gutman
		Name:	Steven Gutman
		Title:	General Counsel

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Thracia LLC,

by
/s/ John Vassalo
		Name:	John Vassalo
		Title:	Director of Operations

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Managed Account Services - MAPS,

by
/s/ John Vassalo
		Name:	John Vassalo
		Title:	Director of Operations

(Signature Page to Amendment No. 3)

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF FEBRUARY 13, 2013, IN RESPECT OF THE SENIOR SECURED SUPER PRIORITY PRIMING DEBTOR IN POSSESSION CREDIT AGREEMENT DATED AS OF AUGUST 29, 2012, AMONG ATP OIL & GAS CORPORATION, AS DEBTOR AND DEBTOR-IN-POSSESSION, THE LENDERS FROM TIME TO TIME PARTY THERETO AND CREDIT SUISSE AG, AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT

Lender Name:	Pivot Capital (Pivot Global Value Fund),

by
/s/ Daniel Simulevic
		Name:	Daniel Simulevic
		Title:	Assistant PM

(Signature Page to Amendment No. 3)